PEACE JOY MANAGEMENT LIMITED

REPORTS AND FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2010

PEACE JOY MANAGEMENT LIMITED

REPORTS AND FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 2010

CONTENTS

PAGE(S)

DIRECTOR'S REPORT	1-2

INDEPENDENT AUDITOR'S REPORT	3 - 4

CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME	5

CONSOLIDATED STATEMENT OF FINANCIAL POSITION	6

STATEMENT OF FINANCIAL POSITION	7

CONSOLIDATED STATEMENT OF CHANGES IN EQUITY	8

CONSOLIDATED STATEMENT OF CASH FLOWS	9

NOTES TO THE FINANCIAL STATEMENTS	10 -21

PEACE JOY MANAGEMENT LIMITED

                        DIRECTOR'S REPORT

The director has pleasure in presenting his report with the audited financial statements of the
Company and its subsidiary (collectively the "Group") for the year ended 31 December 2010.

PRINCIPAL ACTIVITY

The Group continues to engage in the manufacturing of medical devices.

RESULTS AND APPROPRIATIONS

The results of the Group for the year ended 31 December 2010 are set out in the consolidated statement of comprehensive income on page 5 to the financial statements. The director does not recommend the payment of any dividend.

FIXED ASSETS

Details of movements in the plant and equipment during the year are shown in note 12 to the financial statements.

SHARE CAPITAL

Details of the share capital of the Company are set out in note 17 to the financial statements.

DIRECTOR

The sole director of the Company during the year and up to the date of this report was:

LI Xichang

The sole director should continue in office.

The Company did not enter into any agreement, other than the contracts of service with the director, whereby any individual, firm or body corporate undertakes the management and administration of the whole, or any substantial part of any business of the Company.

PEACE JOY MANAGEMENT LIMITED

DIRECTOR'S REPORT

DIRECTOR'S SHARE AND DEBENTURE OPTIONS

At no time during the year was the Company or its subsidiary a party to any arrangements to enable the director of the Company to acquire benefits by means of the acquisition of shares in, or debentures of, the Company or any other body corporate.

DIRECTOR'S INTERESTS IN CONTRACTS

Other than as disclosed in note 20 to the financial statements concerning related party transactions, there has been no contract of significance to which the Company or its subsidiary was a party and in which a director of the Company had a material interest, whether directly or indirectly, at the end of the year or at any time during the year.

AUDITOR

The financial statements have been audited by G Tong & Co., Certified Public Accountants.

On behalf of the Board

                         /s/  Li Xichang

SOLE DIRECTOR
9 March 2011

G TONG & CO.

Certified Public Accountants
Management Consultants

Unit 1411 14/F. LippoSun Plaza.
2B Cantor Road. Tsim Sha Tsui,
Kowloon, Hong Kong
Ter    : (852) 2420 4006
Fax   : (852) 2892 1856
E-mail : holistic@gtongcpa.com.hk

                         INDEPENDENT AUDITOR'S REPORT
TO THE SHAREHOLDERS OF PEACE JOY MANAGEMENT LIMITED
(Incorporated in the British Virgin Islands with limited liability)

We have audited the consolidated financial statements of  PEACE JOY MANAGEMENT
LIMITED (the "Company") and its subsidiary (together the "Group") set out on pages 5 to 21, which comprise the consolidated and company statements of financial position as at 31
December 2010, and the consolidated statement of comprehensive income, the consolidated statement of changes in equity and the consolidated statement of cash flows for the year then ended, and a summary of significant accounting policies and other explanatory notes.

Director's responsibility for the financial statements
    The director of the Company is responsible for the preparation of consolidated financial statements that give a true and fair view in accordance with the Hong Kong Financial Reporting
Standard for Private Entities issued by the Hong Kong Institute of Certified Public Accountants,
and for such internal control as the director determines is necessary to enable the preparation of the consolidated financial statements that are free from material misstatement, whether due to fraud or error,

Auditor's responsibility
Our responsibility is to express ati opinion on these consolidated financial statements based on our audit and to report our opinion solely to you, as a body, in the coming general meeting of the
Company, and for no other purpose. We do not assume responsibility towards or accept liability to any other person for the contents of this report. We conducted our audit in accordance with Hong Kong Standards on Auditing issued by the Hong Kong Institute of
Certified Public Accountants.   Those standards require that we comply with ethical
requirements and plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error.  In making those risk assessments, the auditor considers internal control relevant to the entity's preparation of the consolidated financial statements that give a true and fair view in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by the director, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

G TONG & CO.

Certified Public Accountants
Managefnent Consultants

Unit 1411,14/F, Lippo Sun Plaza
28 Canton Road. Tsim Sha Tsui.
Kowloon Hong Kong
Tel:   (852) 2420 4006
Fax:  (852] 2892 1856
E-mail:  holistic@gtongcpa.com.hk

INDEPENDENT AUDITOR'S REPORT
TO THE SHAREHOLDERS OF PEACE JOY MANAGEMENT LIMITED
(Incorporated in the British Virgin Islands with limited liability)

Opinion
In our opinion, the consolidated financial statements give a true and fair view of the state of affairs of the Company and of the Group as at 31 December 2010 and of the Group's profit and cash flows for the year then ended in accordance with the Hong Kong Financial Reporting
Standard for Private Entities.

/s/
G TONG & CO.
Certified Public Accountant
Hong Kong, 9 March 2011

PEACE JOY MANAGEMENT LIMITED

CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME
FOR THE YEAR ENDED 31 DECEMBER 2010

	NOTES	2010 US$	2009 US$
Revenue	4	572,S36	925,380
Cost of sales		(299,068)	(424,660)
Gross profit		273,768	500,720
Other income	5	180	168
Distribution costs		(10,135)	(22.653)
Administrative expenses		(98,499)	(89.246)
Other expenses		(35,992)	(32,987)
Finance costs	6	(12,479)	(22,849)
Profit before tax	7	116,843	333,153
Income tax expense	8	.	.
PROFIT FOR THE YEAR		116,843	333,153
Other comprehensive income		·	.
TOTAL COMPREHENSIVE INCOME FOR THE YEAR		116,843	333,153
Profit for the year and total comprehensive income attributable to owners of the Group		116,843	333,153

The accompanying notes form an integral part of these financial statements.

PEACE JOY MANAGEMENT LIMITED

CONSOLIDATED STATEMENT OF FINANCIAL POSITION
AS AT 31 DECEMBER 2010

	NOTES	2010 US$	2009 US$
ASSETS
Current Assets
Trade receivables		192,649	213,306
Other receivables and deposits		31,870	6,873
Amounts due from related companies	10	60,885	1,933
Inventories	11	261,992	247.930
Bank balances and cash		130,403	70,661
Non-Current Assets
Plant and equipment	12	9,832	12,385
Total Assets		687,631	553,088
LIABILITIES AND EQUITY
Current Liabilities
Trade payables		230,539	104,338
Other payables and accrued charges		30,912	32,629
Amount due to a related company	14	-	74,208
Amount due to director	15	146,965	146,954
Loans	16	315,683	348,270
		724,099	706,399

Equity
Share capital	17	3,000	3,000
Reserves	18	(39,468)	(156,311)
		(36,468)	(153,311)
Total Liabilities and Equity		687,631	553,088

The financial statements on pages 5 to 21 were approved by the Board of Director on 9 March 2011 and are signed on its behalf by:

/s/ Li  Xichang
SOLE DIRECTOR

The accompanying notes form an integral part of these financial statements.

PEACE JOY MANAGEMENT LIMITED

STATEMENT OF FINANCIAL POSITION
AS AT 31 DECEMBER 2010

	NOTES	2010 US$	2009 US$
ASSETS
Current Assets
Trade receivables		192,649	200.529
Other receivables and deposits		23,002
Amount due from a related company	10	53,300	1,933
Bank balances and cash		817	4.243
		269,768	206,705
Non-Current Assets
Interests in subsidiary	13	133,000	133,000
Total Assets		402,768	339,705

LIABILITIES AND EQUITY
Current Liabilities
Trade payables		175,000	65,698
Other payables and accrued charges		5,128	13,145
Amount due to a related company	14	-	74,208
Amount due to director	15	147,000	147,000
		327,128	300,051

Equity	17	3.000	3,000
Share capital	18	72,640	36.654
Reserves		75,640	39,654

Total Liabilities and Equity		402,768	339,705

The financial statements on pages 5 to 21 were approved by the Board of Director on 9 March 2011 and are signed on its behalf by:

/s/   Li  Xichang
SOLE DIRECTOR

The accompanying notes form an integral part of these financial statements.

PEACE JOY MANAGEMENT LIMITED

CONSOLIDATED STATEMENT OF CHANGES IN EQUITY
FOR THE YEAR ENDED 31 DECEMBER 2010

	Share capital	Accumulated losses	Total
	US$	US$	US$
At 31 December 2009	3,000	(156,311)	(153,311)
Profit for the year	-	116,843	116.843
At 31 December 2010	3,000	(39,468)	(36,468)

The accompanying notes form an integral part of these financial statements.

PEACE JOY MANAGEMENT LIMITED

CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED 31 DECEMBER 2010

	2010	2009
	US$	US$
Cash inflows from operating activities
Profit before taxation	116,843	333,153
Depreciation	5,003	12,477
Interest income	(180)	(168)
Operating profit before working capital changes	121,666	345,462
Decrease (increase) in trade receivables	20,657	(175,597)
(Increase) decrease In other receivables and deposits	(24,997)	237,617
(Decrease) increase in amounts due from related companies	(58,952)	69,494
(Increase) decrease in inventories	(14,062)	81J14
Increase (decrease) in trade payables	126,201	(162,142)
Increase (decrease) in other payables and accrued charges	(1,717)	(211,712)
Decrease in amount due to a related company	(74,208)	(25,524)
Increase in amount due to director	11	66
Net cash generated from operating activities	94,599	158,778
Cash flows from investing activities
Purchase of equipment	(2,450)	(700)
Net cash used in investing activities	(2,450)	(700)
Cash flows from financing activities
Interest received	180	168
Repayment of loan principal	(122,646)	(161,150)
New loan principal raised	75,850	-
Increase in loans interest accrual	14,209	22,849
Net cash used in financing activities	(32,407)	(138,133)
Increase in cash and cash equivalents	59,742	19,945
Cash and cash equivalents at beginning of the year	70,661	50,716
Cash and cash equivalents at end of the year
Represented by bank balances and cash	130,403	70,661

The accompanying notes form an integral part of these financial statements.

PEACE JOY MANAGEMENT LIMITED

NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 2010

          1.  GENERAL

The Company is a private limited company incorporated in the British Virgin Islands. Its registered office is locatcd at Akara Building, 24 De Castro Street, Wickhanis Cay I, Road
Town, Tortola, British Virgin Islands

The Group continues to engage in the manufacturing of medical devices.

The consolidated financial statements are presented in United States Dollars ("US$"), the functional currency of the Group.

2.  ADOPTION OF NEW HONG KONG FINANCIAL REPORTING STANDARD FOR PRIVATE ENTITIES

In the current year, the Group has taken the option to apply, for the first time, a number of the new Hong Kong Financial Reporting Standard for Private Entities ("HKFRS - Private
Entities"), issued by the Hong Kong Institute of Certified Public Accountants ("HKICPA").
The Group does not produce financial staternents available for public use.

The adoption of the new HKFRS - Private Entities has not resulted in a material change to the accounting policies and also has no material effect on how the results for the current or prior accounting periods are prepared. Accordingly, no prior year adjustment has been required.

The HKICPA has also issued the following standards and interpretations that are not yet effective, which the Company has considered these options but does not expect they will have a material effect on how the results of operations and financial position of the
Company and the Group are prepared and present.

HKFRSs (Amendments)	Improvements to HKFRSs 2010	Effective for accounting periods beginning on or after 1 July 2010 or 1 January 2011

HK (IFRJC)-INT 17	Classification of Rights Issues	February 2010
HK (IFR1C)-INT I9	Extinguishing Financial Liabilities with Equity Instruments	1 July 2010
HKAS 24 (Revised)	Related Party Disclosure	1 January 2011
HKAS 12 (Amendments)	Income Taxes	1 January 2012
HKFRS 9	Financial Instruments	1 January 2013

PEACE JOY MANAGEMENT LIMITED

NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 2010

3.  SIGNIFICANT ACCOUNTING POLICIES

Basis of preparation
The financial statements have been prepared under the historical cost convention and in accordance with HKFRS - Private Entities issued by HKICPA and accounting principles generally accepted in Hong Kong.

At the reporting date, the Group has a net current liahilities of US$46,300 (2009:
US$165,696) and net liabilities of US$36,468 (2009: US$153,311).  However, the
Company's director has strong confidence to obtain adequate financial supports to enable the Group to meet its liabilities as and when they fall due so that the Group can continue its business in the foreseeable future. Consequently, the director has prepared the financial statements of the Group on a going concern basis.

The principal accounting policies adopted are set out below.

Consolidation
These consolidated financial statements incorporate the financial statements of the
Company and its subsidiary. A subsidiary is an entity (including special purpose entity)
over which the Group has the power to govern the financial and operating policies so as to obtain benefits from its activities, generally but not necessarily accompanying a shareholding of more than half of the voting power. The subsidiary is fully consolidated from the date on which control is transferred to the Group and is de-consolidated from the date that control ceases.

All intra-group transactions, balances, income and expenses are eliminated on consolidation. Accounting policies of the subsidiary have been changed where necessary to ensure consistency with the policies adopted by the Group.  There is no difference in the reporting date of the financial statements of the Company and its subsidiary used in the preparation of the consolidated financial statements.

In the statement of financial position of the Company, investment in subsidiary is stated at cost less provision for impairment loss. The results of the subsidiary are accounted by the
Company on the basis of dividend received and receivable.

Revenue recognition
Revenue during the year represents sales of goods, which are recognized when goods are delivered and title has been passed.

Interest income is recognized as it accrues using the effective interest method.

PEACE JOY MANAGEMENT LIMITED

NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 2010

3.  SIGNIFICANT ACCOUNTING POLICIES - cont'd

Plant and equipment
Items of plant and equipment are measured at cost less accumulated depreciation and any accumulated impairment losses.

Depreciation is charged so as to allocate the cost of assets less their residue values (10% of cost) over their estimated useful lives, using the straight-line method. The following annual rates are used for the depreciation of plant and equipment.

Machinery	18%
Furniture and equipment	18%
Motor vehicles	18%

If there is an indication that has been a significant change in the depreciation rate, useful life or residual value of an asset, the depreciation of that asset is revised prospectively to reflect the new expectations.

An asset's carrying amount is written down immediately to its recoverable amount if the asset's carrying amount is greater than its estimated recoverable amount.

The gain or loss arising from the disposal or retirement of an asset is determined as the difference between the sale proceeds and the carrying amount of the asset and is recognized in the profit or loss.

Impairmeat of non-financial assets, other than inventories
At each reporting date, the Group reviews the carrying amounts of plant and equipment to determine whether there is any indication that those assets have suffered an impairment loss. If there is an indication of possible impairment, the recoverable amount of any affectcd asset (or group of related assets) is estimated and compared with its carrying amount.  If an estimated recovered amount, and an impairment loss is recognized immediately in profit and loss.

If an impairment loss subsequently reverses, the carrying amount of the asset (or group of related assets) is increased to the revised estimate of its recoverable amount, but not in excess of the amount that would have been determined had no impairment loss been recognized for the asset (group of related assets) in prior year.  A reversal of an impairment loss is recognized immediately in profit or loss.

PEACE JOY MANAGEMENT LIMITED

NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAH ENDED 31 DECEMBER 2010

3.  SIGNIFICANT ACCOUNTING POLICIES - cont'd

Borrowings
Borrowings are recognized initially at the transaction price and arc subsequently stated at amortised cost. Borrowings are classified as current liabilities unless the Group has an unconditional right to defer settlement of the liabilities for at least twelve months after the reporting date.

Interest expense is recognized on the basis of the effective interest method and is included in finance cost.

Trade receivables
Trade receivables are recognized initially at the transaction price. They are subsequently measured at amortised cost using the effective interest method less provision for impairment. A provision for impairment of trade receivables is established when there is objective evidence that the Group will not be able to collect all amounts due according to the original terms of receivables.

Inventories
Inventories are stated at the lower of cost and selling price less costs to complete and sell.
Cost is calculated using the average cost method. The cost of finished goods and work in progress is comprised of packaging costs, raw materials, direct labour, other direct costs and related production overheads (based on normal operating capacity). At each reporting date, inventories are assessed for impairment and the carrying amount is reduced to its selling price less cost to complete and sell with the impairment loss recognized immediately in profit and loss.

Operating lease
Rental payable under operating lease is charged to profit and loss on a straight-line basis over the term of the relevant lease.

Trade payables
Trade payables are recognized initially at the transaction price and subsequently measured at amortised cost using the effective interest method.

Foreign currencies translation
The financial statements are presented in United State Dollars, which is the functional and presentation currency of the Group.

Foreign currency transactions are translated into the functional currency using the exchange rates prevailing at the dates of the transactions. Foreign exchange gains and losses resulting from the settlement of such transactions and from the translation of monetary assets and liabilities denominated in foreign currencies at the exchange rates prevailing at the reporting sheet date are recognized in the profit and loss account.

PEACE JOY MANAGEMENT LIMITED

NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 2010

3.  SIGNIFICANT ACCOUNTING POLICIES -cont'd

Related parties
For the purpose of these financial statements, related party includes a person and entity as defined below;

(a) A person or a close member of that person's family is related to the Company if that person:

(i)	is a member of the key management personnel of the Company or of a parent of the Company;

(ii)	has control over the Company; or
(iii)	has joint control or significant influence over the reporting entity or has significant voting power in it.

(b) An entity is related to the Company if any of the following conditions applies:

(i)	the entity and the Company are members of the same group (which means that each parent, subsidiary and fellow subsidiary is related to the others).
(ii)	either entity is an associate or joint venture of other entity (or a member of a group of which the other entity is a member).
(iii)	both entities are joint ventures of a third entity.
(iv)	either entity is a joint venture of a third entity and the other entity is an associate of the third entity.
(v)
the entity is a post-employment benefit plan for the benefit of employees of either the Company or an entity related to the Company. If the reporting entity is itself such a plan, the sponsoring employers are also related to the plan.

(vi)	the entity is controlled or jointly controlled by a person identified in (a).
(vii)	a person identified in (a) has significant voting power in the entity.

Taxation
Income tax expense represents the sum of the tax currently payable and deferred tax.

The tax currently payable is based on taxable profit for the year. Taxable profit differs from profit as reported in the statement of comprehensive income because of items of income or expense that are taxable and deductible in other years and items that are never taxable or deductible. The Group's liability for current tax is calculated using tax rates that have been enacted or substantively enacted by the end of the reporting period.

PEACE JOY MANAGEMENT LIMITED

NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 2010

3.  SIGNIFICANT ACCOUNTING POLICIES - cont'd

Taxation - cont'd
Deferred tax is recognized on temporary differences between the carrying amount of assets and liabilities in the financial statements and the corresponding tax bases used in the computation of taxable profit. Deferred tax liabilities are generally recognized for all taxable temporary differences that are expected to increase taxable profit in the future.
Deferred tax assets are recognized to the extent that it is probable that taxable profits will be available against which deductible temporary differences can be utilized.  Such deferred assets and liabilities are not recognized if the temporary difference arises from goodwill or from the initial recognition (other than in a business combination) of other assets and liabilities in a transaction that affects neither the taxable profit nor the accounting profit.

The carrying amount of deferred tax assets is reviewed at the reporting date and reduced to the extent that it is no longer probable that sufficient taxable profits will be available to allow all or part of the asset to be recovered.

Deferred tax assets and liabilities are measured at the rates that are expected to apply in the period when the liability is settled or the asset is realized, based on tax rates (and tax laws)
that have been enacted or substantively enacted at the reporting date. The measurement of deferred tax liabilities and assets reflects the tax consequences that would follow from the manner in which the Group expects, at the reporting date, to recover or settle the carrying amount of its assets and liabilities. However, the measured at fair value does not exceed the amount of tax that would be payable on its sale to an unrelated market participant at fair value at the reporting date. Deferred tax is recognized in profit or loss, expect when it relates to items that are recognized in other comprehensive income or directly in equity, in which case the deferred tax is also recognized in other comprehensive income or directly in equity respectively.

Cash equivalents
Cash equivalents represent short-term, highly liquid investments which are readily convertible into known amounts of cash and which were within three months of maturity when acquired, less advances from banks repayable within three months from the date of the advance.

Employee benefit obligations
Salaries, wages, bonuses, paid leave, contributions to defined contribution retirement plans and the cost of non-monetary benefits are accrued in the year in which the associated services are rendered by employees. Where payment or settlement is deferred and the effect would be material, these amounts are stated at their present values.

PEACE JOY MANAGEMENT LIMITED

NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 2010

4.   REVENUE

Revenue, which is also the Group's turnover, represents the net invoiced value of goods sold during the year.

5.   OTHER INCOME

	2010	2009
	US$	US$
Bank interest income	180	168

6.   FINANCE COSTS

	2010	2009
	US$	US$
Interest on loans wholly repayable within five years	12,479	22,849

       7.   PROFIT BEFORE TAX

	2010	2009
	US$	US$
Profit from continuing operations before taxation
has been arrived at after charging (crediting) :

Audit fee	2,564	2,564
Depreciation	5,003	12,477
Director's remuneration	16,997	10,987
Exchange differences	9,031	(5,689)
Operating lease rentals for factory premise	13,654	10,632
Staff costs (excluded director's remuneration)	73,216	49,442

Staff costs above include social insurance contribution in the People's Republic of China amounted to US$ 11,456 (2009: US$8,569).

PEACE JOY MANAGEMENT LIMITED

NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 2010

8.   INCOME TAX EXPENSE

No provision for income tax has been made in the financial statements as neither the
Company nor its subsidiary has assessable profit.

At the reporting date, insignificant deferred tax has not been provided in the financial statements.

9.   NET PROFIT FOR THE YEAR

Of the consolidated profit of US$ 116,843 (2009: US$333,153) a net profit of
US$35,986 (2009: US$142,799) has been recognized within the financial statements of the
Company,

10.  AMOUNTS DUE FROM RELATED COMPANIES

	Maximum outstanding balance during the year	Balance at 31.12.2010	Balance at 31.12.2009
	US$	US$	US$
The Group
Fast Growth Enterprise Limited	53,300	53,300	1,933
Other	7,585	7,585	-
		60,885	1,933
The Company
Fast Growth Enterprise Limited	53,300	53,300	1,933

       The amounts due from related companies are interest-free, unsecured and have no fixed terms of repayment. The Company’s director is a director and shareholder of the above related companies.

PEACE JOY MANAGEMENT LIMITED

NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 2010

13.    INVENTORIES

	2010	2009
	USS	USS
The Group
Raw materials	120,362	110,561
Work-in-progress	88,918	70,882
Finished goods	52,712	66,487
	261,992	247,930

12, PLANT AND EQUIPMENT

	Furniture & Equipment	Machinery	Motor Vehicles	Total
The Group	US$	US$	US$	US$
Cost
At 1.1.2010	27,723	19,660	21,294	68,677
Additions	2,031	419	-	2,450
At 31.12.2010	29,754	20,079	21,294	71,127
Accumulated Depreciation
At 1.1.2010	22,944	12,179	21,169	56,292
Charge for The year	2,005	2,873	125	5,003
At 31.12.2010	24,949	15,052	21,294	61,295

Carrying Amount
At 31.12.2010	4,805	5,027	-	9,832

At 31,12,2009	4,779	7,481	125	12,385

13. INTERESTS IN SUBSIDIARY

	2010	2009
	US$	US$

Contributed capital	120,000	120,000
Amount due from subsidiary	13,000	13,000

	133,000	133,000

PEACE JOY MANAGEMENT LIMITED

NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 2010

13. INTERESTS IN SUBSIDIARY - cont'd

Particulars of the subsidiary dircctly held by the Company at the reporting date.

Name	Country of Incorporation	Paid-up registered Capital	Percentage holding	Principal Activity
Life Enhancement Technology Limited	People’s Republic of China	US$120,000	100%	Manufacturing of medical device

Amount due from subsidiary is unsecured, interest free and has no fixed term of repayment.

14. AMOUNT DUE TO A RELATED COMPANY

Amount due to Nature Way Technology Limited was unsecured, interest free and had been fully repaid during the year. The Company's director is a director and shareholder of
Nature Way Technology Limited.

15. AMOUNT DUE TO DIRECTOR

Amount due to director is unsecured, interest free and has no fixed term of repayment.

16. LOANS

	2010	2009
	US$	US$
Loans
Principals	258,858	305,654
Interest accruals	56,825	42,616
	315,683	348.270

    The loan raised by the subsidiary in previous years is unsecured, interest-bearing at the bank lending rate and repayable within one year. During the current reporting period, the subsidiary has also obtained another unsecured loan, interest-bearing at 3.65% per annum and repayable within one year. According to the Company's director, concerned parties are not related parties to the Group.

PEACE JOY MANAGEMENT LIMITED

NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 2010

17.  SHARE CAPITAL
	2010	2009
	US$	US$
Authorized
50,000 shares of US$1 each	50.000	50,000

Issued and fully paid
3,000 shares of US$1 each	3,000	3,000

18. RESERVES

Retained Earnings (Accumulated Losses) US$

The Group
At 31 December 2009	(156,311)
Profit for the year	116,843

At 31 December 2010	(39,468)

The Company
At 31 December 2009	36,654
Profit for the year	35,986

At 31 December 2010	72,640

                            19. OPERATING LEASE COMMITMENTS

At the reporting date, the Group had commitments payable regarding the total of future minimum lease payments under non-cancellable operating leases with respect to rented factory premises as follows:

	2010	2009
	US$	US$

Within one year	14,970	3,544
Later than one year but within five years	18,712	-

	33,682	3,544

PEACE JOY MANAGEMENT LIMITED

NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 2010

20. RELATED PARTY TRANSACTIONS

Details of significant related party transactions during the year as at the reporting date are as follows:

	2010	2009
	US$	US$

Amount due from;
Fast Growth Enterprise Limited	53,300	1,933
Other	7.585	-

Amount due to:
Nature Way Technology Limited	-	74.208
LI Xichang	146,965	146,954

Li Xichang is the Company's director, who is also director and shareholder of the above related companies. All the above concerned amounts are unsecured, interest free and have no fixed terms of repayment.

The Company's director is of the opinion that the above transactions have been entered into on normal commercial terms.

The remuneration of the Company's director set out in note 7 to the financial statements will be reviewed in the coming general meeting of the Company.

21.   FAIR VALUE

The Company's director considers that the carrying amounts of the financial instruments approximate their fair values at the reporting date.